SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                FEBRUARY 17, 1998

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission                IRS Employer
jurisdiction                        File Number               Identification
of incorporation                                              Number

Delaware                              1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On February 17, 1998 registrant issued two press releases entitled:

         (a) Halliburton Provides Wide Range of Services for Terra Nova Development pertaining, among other things, to an announcement that registrant will provide a wide range of services as part of the Terra Nova Alliance for Petro-Canada and the Terra Nova development; and

         (b) Halliburton Joins Occidental in Alliance Agreement at Elk Hills pertaining, among other things, to an announcement that two business units of registrant are commencing work at Occidental's Elk Hills oil and gas operation (formerly the United States Naval Petroleum Reserve No. 1).


Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press releases dated February 17, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HALLIBURTON COMPANY




Date:    February 18, 1998                  By: /s/  Susan S. Keith
                                                --------------------------
                                                  Susan S. Keith
                                                  Vice President and Secretary




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                                  EXHIBIT INDEX



Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Releases of                  5 of 9
                           February 17, 1998
                           Incorporated by Reference



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